UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2026

GridAI Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in GridAI Technologies Corp. (the “Company”)’s Current Report on Form 8-K filed on July 23, 2026, the Company made a loan (“Loan”) to Pronghorn Resources, LLC, a Delaware limited liability company (“Pronghorn”, and, together with the Company, the “Parties”), pursuant to the terms of a Secured Convertible Promissory Note (“Note”), in the principal sum of $2,000,000 (the “Principal Amount”). On September 4, 2026, the Parties entered into that certain Amended and Restated Secured Convertible Promissory Note (“Amended Note”), which amended and restated the terms of the Note such that the Amended Note’s terms reflected the Company’s second loan of an additional $964,000 to Pronghorn (such second loan made following the Loan).

In connection with the Parties’ entry into the Amended Note, the Parties entered into that certain First Amendment to the Security Agreement on September 4, 2026 (“Amended Security Agreement”). The Amended Security Agreement amended and restated the Security Agreement entered into between the Parties on July 17, 2026 (“Security Agreement”), such that the definition for the term “Note” was replaced with the Amended Note.

Capitalized terms used herein but not otherwise defined have the meanings set forth in the Amended Note. The foregoing descriptions of the Amended Note and Amended Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Note and Amended Security Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Secured Convertible Promissory Note between the Company and Pronghorn Resources, LLC dated September 4, 2026.
10.2	First Amendment to the Security Agreement between the Company and Pronghorn Resources, LLC dated September 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GridAI Technologies Corp.

September 11, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer